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                                                                   Exhibit 10.18


                                PROMISSORY NOTE

$13,000,000.00                                                 December __, 2005
                                                           Santa Ana, California

     1. AGREEMENT TO PAY. FOR VALUE RECEIVED, NNN Executive Center, LLC, a Delaware limited liability company ("NNN BORROWER"), and the parties listed on EXHIBIT A attached hereto (collectively, "ADDITIONAL BORROWERS") (NNN Borrower and Additional Borrowers are hereinafter individually and collectively referred to as "BORROWER", as the context may require, provided, however, that the context shall always be one which affords Lender the broadest possible rights and remedies under the Loan Documents and which permits Lender, in its discretion, to enforce the obligations and liabilities hereunder against one or more of the entities comprising Borrower), hereby promise to pay to the order of LASALLE BANK NATIONAL ASSOCIATION, a national banking association, its successors and assigns ("LENDER"), the principal sum of Thirteen Million and No/100 Dollars ($13,000,000.00) ("LOAN"), or so much as may be now or hereafter disbursed by Lender to Borrower at the place and in the manner hereinafter provided, together with interest thereon at the rate or rates described below (the "INTEREST RATE"), and any and ALL other amounts which may be due and payable hereunder from time to time.

     2. INTEREST RATE. The "INTEREST RATE" applicable to this Note shall mean whichever of the Loan Rate, LIBOR Rate and Applicable Margin or Default Rate are in effect from time to time.

          2.1 INTEREST PRIOR TO DEFAULT.

               (a) Unless an optional interest rate under Section 2.1(b) below is in effect, as described below, Interest shall accrue on the outstanding principal balance of this Note from the date hereof through January 1, 2008 ("MATURITY DATE") at an annual rate equal to the Prime Rate plus one-half percent (0.5%) ("LOAN RATE"). Changes in the rate of interest to be charged hereunder based on the Prime Rate shall take effect immediately upon the occurrence of any change in the Prime Rate.

               "PRIME RATE" means the rate of interest most recently announced by Lender at Chicago, Illinois as its prime or base rate. A certificate made by an officer of Lender stating the Prime Rate in effect on any given day, for the purposes hereof, shall be conclusive evidence of the Prime Rate in effect on such day. The "Prime Rate" is a base reference rate of interest adopted by Lender as a general benchmark from which Lender determines the floating interest rates chargeable on various loans to borrowers with varying degrees of creditworthiness and Borrower acknowledges and agrees that Lender has made no representations whatsoever that the "Prime Rate" is the interest rate actually offered by Lender to borrowers of any particular creditworthiness.

               (b) OPTIONAL INTEREST RATES. Borrower may elect the optional interest rate(s) described below in Section 2.1(c) for the Loan during the interest periods described below.

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               (c) LIB0R RATE. Subject to the terms hereinafter set forth,
          Borrower may elect to have all of the outstanding principal balance of this Note bear interest at an annual rate equal to the LIBOR Rate plus two and 25/100 percent (2.25%) (the "APPLICABLE MARGIN"): The interest period during which the LIBOR Rate will be in effect will be successive one, two or three month periods, or such other period as may be agreed to by Lender and Borrower. Borrower shall irrevocably request, in writing, the LIBOR Rate Contract Period (each such period shall be deemed a "LIBOR RATE CONTRACT PERIOD") no later than 2:00 p.m. Chicago time on the day on which the London Inter-Bank Offered Rate will be set, as specified below. If the first election for a LIBOR Rate is made such that the interest period shall commence on any day other than the first Business Day of a month, then the initial interest period shall end on the last day of the month in which such election is made and the portion for such partial month shall bear interest at a short term LIBOR Rate, plus the Applicable Margin. In any event the first day of the interest period must be a day on which Lender is open for business in Chicago, Illinois (a "BUSINESS DAY") and banks are open in London, England and dealing in offshore United States dollars. The last day of the interest period and the actual number of days during the interest period will be determined by Lender using the practices of the London Inter-Bank market. Each election by Borrower of the LIBOR Rate (and Applicable Margin) to apply to the principal balance of this Note for a LIBOR Rate Contract period shall be referred to herein as a "LIBOR CONTRACT". No more than five (5) LIBOR Contracts may be outstanding at any one time.

          "LIBOR RATE" means the interest rate deteramined by the following formula:

                            London Inter-Bank Offered Rate
                    LIBOR = ------------------------------
                              (1.00 - Reserve Percentage)

               Where,

                         (1) "LONDON INTER-BANK OFFERED RATE" means the rate per
                    annum equal to the offered rate for deposits in U.S. dollars for the applicable interest period and for amounts comparable to the LIBOR Rate published by Bloomberg's Financial Markets Commodities News at approximately 8:00 a.m. Chicago time two (2) Business Days before the commencement of the interest period (or if not so published, Lender, in its sole discretion, shall designate another daily financial or governmental publication of national circulation to determine such rate); provided, however, that after the first election of an interest period with respect to the Libor Rate Contract Period, the London Inter-Bank Offered Rate shall be determined at approximately 8:00 a.m. Chicago time on the first day of the month for each interest period thereafter with respect to such Libor Rate Contract Period.


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                         (2) "RESERVE PERCENTAGE" means the total of the maximum
                    reserve percentages for determining the reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency Liabilities, as defined in Federal Reserve
                    Board Regulation D, rounded upward to the nearest 1/100 of one percent. The percentage will be expressed as a decimal, and will include, but not be limited to, marginal, emergency, supplemental, special, and other reserve percentages.

                    (i) Each LIBOR Rate Contract Period elected by Borrower
               shall automatically renew for the same interest period at the then current LIBOR Rate plus the Applicable Margin unless Borrower shall otherwise irrevocably request, in writing, a different interest period or conversion of all the LIBOR Rate to the Loan Rate, no later than 2:00 p.m. Chicago time on the second
               (2nd) Business Day before the expiration of the existing interest period. Borrower may not elect a LIBOR Rate with respect to any principal amount which is scheduled to be repaid before the last day of the applicable interest period, and any such amounts shall bear interest at the Loan Rate, until repaid.

                    (ii) Lender is not obligated to accept a deposit in the
               inter-bank market in order to charge interest at the LIBOR Rate, once Borrower elects such rate.

                    (iii) Each prepayment of the Loan while a LIBOR Rate is in effect, whether voluntary, involuntary, by reason of acceleration or otherwise, will be accompanied by the amount of accrued interest on the amount prepaid and any and all costs, expenses, penalties and charges incurred by Lender as a result of the early termination or breakage of a LIBOR Rate Contract.

                    (iv) Lender will have no obligation to accept an election
               for a LIBOR Rate if any of the following described events has occurred and is continuing:

                         (1) Dollar deposits in the principal amount and for
                    periods equal to the interest period, of a LIBOR Rate Contract are not available in the London Inter-Bank Market; or

                         (2) maintenance of a LIBOR Rate Contract would violate
                    any applicable law, rule, regulation or directive, whether or not having the force of law; or

                         (3) the LIBOR Rate does not accurately reflect the cost
                    of a LIBOR Rate Contract; or


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                         (4) an Event of Default has occurred and is continuing
                    or any event or circumstance exists which, with the giving of notice or passage of time, would constitute an Event of Default.

                    (v) In addition, Borrower shall be responsible for paying
               any costs ("ADDITIONAL COSTS") actually incurred by Lender as a direct result of any change in Lender's cost of complying with any law, rule, regulation or other requirement imposed, interpreted or enforced by any federal, state or other governmental or monetary authority which is applicable to assets held by or deposits or accounts with or credits extended by Lender and which causes Lender to incur costs or increases the effective cost to Lender of lending to Borrower at the LIBOR Rate or decreases the effective spread or yield of two and 25/100ths percent (2.25%) per annum above the LIBOR Rate which would be made by Lender on a LIBOR Rate Portion.

          2.2 INTEREST AFTER DEFAULT. From and after the Maturity Date or the Extended Maturity Date (as hereinafter defined) or upon the occurrence and during the continuance of an Event of Default, interest shall accrue on the balance of principal remaining unpaid during any such period at an annual rate ("DEFAULT RATE") equal to five percent (5%) plus the Loan Rate (whether or not a LIBOR Rate Contract is then in effect); provided, however, in no event shall the Default Rate exceed the maximum rate permitted by law. The interest accruing under this paragraph shall be immediately due and payable by Borrower to the holder of this Note upon demand and shall be additional indebtedness evidenced by this Note.

          2.3 INTEREST CALCULATION. Interest on this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed in any portion of a month in which interest is due.

     3. PAYMENT TERMS.

          3.1 PRINCIPAL AND INTEREST. Payments of principal and interest due under this Note, if not sooner declared to be due in accordance with the provisions hereof, shall be made as follows:

               (a) On the date the proceeds of the Loan are disbursed by Lender ("CLOSING DATE"), interest on the principal balance of this Note accruing during the period commencing on the Closing Date and ending on the last day of the month in which the Closing Date occurs shall be due and payable.

               (b) Commencing on February 1, 2006, and on the first Business Day of each month thereafter through and including the month in which the Maturity Date or Extended Maturity Date (as hereinafter defined) occurs, interest accrued on the portions of this Note bearing interest at the Loan Rate or the LIBOR Rate (and Applicable Margin) shall be due and payable. Any costs associated with the


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          termination or breakage or other disposition of a LIBOR Contract shall be due and payable in full on the date of such termination, breakage or disposition.

               (c) The unpaid principal balance of this Note, if not sooner paid or declared to be due in accordance with the terms hereof, together with all accrued and unpaid interest thereon and any other amounts due and payable hereunder or under any other Loan Document (as hereinafter defined), shall be due and payable in full on the Maturity Date or the Extended Maturity Date.

          3.2 APPLICATION OF PAYMENTS. Prior to the occurrence of an Event of Default, all payments and prepayments on account of the indebtedness evidenced by this Note shall be applied as follows: (a) first, to fees, expenses, costs and other similar amounts then due and payable to Lender, including, without limitation any prepayment premium, exit fee or late charges due hereunder, (b) second, to accrued and unpaid interest on the principal balance of this Note, (c) third, to the payment of principal due in the month in which the payment or prepayment is made, (d) fourth, to any escrows, impounds or other amounts which may then be due and payable under the Loan Documents (as hereinafter defined), (e) fifth, to any other amounts then due Lender hereunder or under any of the Loan Documents, and
     (f) last, to the unpaid principal balance of this Note in the inverse order of maturity. Any prepayment on account of the indebtedness evidenced by this Note shall not extend or postpone the due date or reduce the amount of any subsequent monthly payment of principal and interest due hereunder. After an Event of Default has occurred and is continuing, payments may be applied by Lender to amounts owed hereunder and under the Loan Documents in such order as Lender shall determine, in its sole discretion.

          3.3 METHOD OF PAYMENTS. All payments of principal and interest hereunder shall be paid by automatic debit, wire transfer, check or in coin or currency which, at the time or times of payment, is the legal tender for public and private debts in the United States of America and shall be made at such place as Lender or the legal holder or holders of this Note may from time to time appoint in the payment invoice or otherwise in writing, and in the absence of such appointment, then at the offices of Lender at 135 South LaSalle Street, Suite 1225, Chicago, Illinois 60603, Attention:
     A. Brad Feine. Payment made by check shall be deemed paid on the date Lender receives such check; provided, however, that if such check is subsequently returned to Lender unpaid due to insufficient funds or otherwise, the payment shall not be deemed to have been made and shall continue to bear interest until collected. Notwithstanding the foregoing, the final payment due under this Note must be made by wire transfer or other final funds.

          3.4 LATE CHARGE. Other than the last payment due on the Maturity Date or the Extended Maturity Date, if any payment of interest or principal due hereunder is not made within seven days after such payment is due in accordance with the terms hereof (other than the payment due on the Maturity Date or Extended Maturity Date), then, in addition to the payment of the amount so due, Borrower shall pay to Lender a "late charge" of three cents for each whole dollar so overdue to defray part of the cost of collection and handling such late payment. Borrower agrees that the damages to be sustained by the holder hereof for the detriment caused by any late payment are


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     extremely difficult and impractical to ascertain, and that the amount of three cents for each one dollar due is a reasonable estimate of such damages, does not constitute interest, and is not a penalty.

          3.5 PREPAYMENT. [IF THE NOTE BEARS INTEREST AT THE LOAN RATE] The Note may be prepaid, either in whole or in part, without penalty or premium, at any time and from time to time upon five (5) days prior notice to Lender. [IF THE NOTE BEARS INTEREST AT THE LIBOR RATE] The Note may be prepaid, without penalty or premium, only on the last day of a LIBOR Rate Contract Period; provided, however, that Borrower may prepay a LIBOR Contract prior to such day so long as such prepayment is accompanied by the simultaneous payment of the Make Whole Costs (defined below), plus accrued interest on the LIBOR Contract being prepaid through the date of prepayment.

          "Make Whole Costs" shall mean the amount of accrued interest on the amount prepaid and any and all costs, expenses, penalties and charges incurred by the Lender as a result of the early termination or breakage of a LIBOR Contract, plus the amount, if any, by which (A) the additional interest which would have been payable during the Interest Period on the LIBOR Loan prepaid had it not been prepaid, exceeds (B) the interest which would have been recoverable by the Lender by placing the amount prepaid on deposit in the domestic certificate of deposit market, the eurodollar deposit market, or other appropriate money market selected by the Lender, for a period starting on the date on which it was prepaid and ending on the last day of the Interest Period for such LIBOR Contract.

          3.6 LOAN FEES. In consideration of Lender's agreement to make the Loan, Borrower shall pay to Lender a non-refundable fee in the amount of One Hundred Ninety-Five Thousand and No/100 Dollars ($195,000.00), which shall be due and payable as of the date hereof:

     4. EXTENSION OF MATURITY DATE. All principal, interest and other sums due under the Loan Documents shall be due and payable in full on the Maturity Date. Borrower shall have the right to extend the Maturity Date for one (1) additional term of one (1) year ("EXTENSION PERIOD"), thereby extending the Maturity Date to _________________, 2009 (the "EXTENDED MATURITY DATE") only upon satisfaction of the following terms and conditions:

          4.1 Borrower shall have delivered to Lender written notice of such election no earlier than ninety (90) days and no later than forty-five (45) prior to the Maturity Date;

          4.2 Lender shall have received Borrower's and Guarantor's current financial statements, certified as correct by Borrower and Guarantor (as hereinafter defined). There must be no material adverse change in Borrower's or Guarantor's financial condition and no material adverse change in the condition of the Property;

          4.3 Such notice is accompanied by a non-refundable extension fee equal to one-quarter of one percent (0.25%) of the principal balance of the Loan (plus any undisbursed amounts) at the time of such extension request;


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          4.4 No Event of Default exists under any of the Loan Documents or has existed at any time, nor any event which would be an Event of Default if not cured within the time allowed; and

          4.5 The Debt Service Coverage (hereinafter defined) is not less than
     1.20 for the most recent calendar quarter.

     5. REFINANCING OF LOAN. Borrower agrees that, at such time as the Loan is refinanced, Borrower shall permit Lender to offer a proposal for such refinancing upon Lender's then-current underwriting standards. In the event that Borrower shall solicit refinancing proposals from any other bank or credit source, Borrower shall give Lender the right to offer to Borrower a proposal on similar or more favorable terms than other competing proposals. Notwithstanding the foregoing, Borrower acknowledges that Lender is under no obligation whatsoever to make any proposal to Borrower on any specific terms and conditions.

     6. SECURITY. This Note is secured by (i) a Deed of Trust, Security Agreement and Fixture Filing ("DEED OF TRUST") of even date herewith made by Borrower to Lender creating a mortgage lien on certain real property ("PROPERTY") legally described in Exhibit A attached to the Deed of Trust, (ii) an Assignment of Leases and Rents ("ASSIGNMENT") of even date herewith from Borrower to Lender, (iii) a Guaranty (Securities Laws) ("GUARANTY") of even date herewith from Triple Net Properties, LLC ("GUARANTOR") to Lender, (iv) a Cash Management Agreement from Borrower to Lender (the "LOCKBOX AGREEMENT"), (v) an Environmental Indemnity Agreement ("INDEMNITY AGREEMENT") of even date herewith from Borrower and Guarantor to Lender and (vi) a separate Guaranty of Payment from each of Guarantor and Anthony W. Thompson (together, the "PAYMENT GUARANTIES") (the Deed of Trust, the Assignment, the Guaranty, the Indemnity Agreement, the Lockbox Agreement, the Payment Guaranties and any other document now or hereafter given to evidence or secure payment of this Note or delivered to induce Lender to disburse the proceeds of the Loan, as such documents may hereafter be amended, restated or replaced from time to time, are hereinafter collectively referred to as the "LOAN DOCUMENTS"). Reference is hereby made to the Loan Documents (which are incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a statement of the covenants and agreements contained therein, a statement of the rights, remedies, and security afforded thereby, and all matters therein contained.

     7. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT" under this Note:

          7.1 the failure by Borrower to pay (i) any installment of principal or interest payable pursuant to this Note within five (5) days after the date when due, or (ii) any other amount payable to Lender under this Note, the Deed of Trust or any of the other Loan Documents within five (5) days after the date when any such payment is due in accordance with the terms hereof or thereof, or (iii) the outstanding Principal Amount and all outstanding and accrued and unpaid interest in full on the Maturity Date or the Extended Maturity Date;

          7.2 the occurrence of any "Event of Default" under the Deed of Trust or any of the other Loan Documents; or


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          7.3 the occurrence of the dissolution, insolvency, winding-up, death or legal incompetency, as applicable, of any guarantor of this Note,

          7.4 The occurrence of an Event of Default pursuant to Section 17 or 18 below.

          7.5 The occurrence of an Event of Default under the loan documents evidencing the Mezzanine Loan (as hereinafter defined).

     8. REMEDIES. At the election of the holder hereof, and without notice, the principal balance remaining unpaid under this Note, and all unpaid interest accrued thereon and any other amounts due hereunder, shall be and become immediately due and payable in full upon the occurrence of any Event of Default. Failure to exercise this option shall not constitute a waiver of the right to exercise same in the event of any subsequent Event of Default. No holder hereof shall, by any act of omission or commission, be deemed to waive any of its rights, remedies or powers hereunder or otherwise unless such waiver is in writing and signed by the holder hereof, and then only to the extent specifically set forth therein. The rights, remedies and powers of the holder hereof, as provided in this Note, the Deed of Trust and in all of the other Loan Documents are cumulative and concurrent, and may be pursued singly, successively or together against Borrower, the Guarantor hereof, the Property and any other security given at any time to secure the repayment hereof, all at the sole discretion of the holder hereof. If any suit or action is instituted or attorneys are employed to collect this Note or any part hereof, Borrower promises and agrees to pay all costs of collection, including reasonable attorneys' fees and court costs.

     9. COVENANTS AND WAIVERS. Borrower and all others who now or may at any time become liable for all or any part of the obligations evidenced hereby, expressly agree hereby to be jointly and severally bound, and jointly and severally: (i) waive and renounce any and all homestead, redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness evidenced by this Note or by any extension or renewal hereof; (ii) waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor, notice of protest, notice of intent to accelerate and notice of acceleration; (iii) except as expressly provided in the Loan Documents, waive any and all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default, or enforcement of the payment hereof or hereunder; (iv) waive any and all lack of diligence and delays in the enforcement of the payment hereof; (v) agree that the liability of each Borrower, guarantor, endorser or obligor shall be unconditional and without regard to the liability of any other person or entity for the payment hereof, and shall not in any manner be affected by any indulgence or forbearance granted or consented to by Lender to any of them with respect hereto; (vi) consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by Lender with respect to the payment or other provisions hereof, and to the release of any security at any time given for the payment hereof, or any part thereof, with or without substitution, and to the release of any person or entity liable for the payment hereof; and (vii) consent to the addition of any and all other makers, endorsers, guarantors, and other obligors for the payment hereof, and to the acceptance of any and all other security for the payment hereof, and agree that the addition of any such makers, endorsers, guarantors or other obligors, or security shall not affect the liability of Borrower, any guarantor and all others now liable for all or any part of the obligations evidenced hereby. This provision is a material inducement for Lender making the Loan to Borrower.


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10. OTHER GENERAL AGREEMENTS.

     10.1 Time is of the essence hereof.

     10.2 This Note is governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the statutes, laws and decisions of the State of Illinois. This Note may not be changed or amended orally but only by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought.

     10.3 Lender shall not be construed for any purpose to be a partner, joint venturer, agent or associate of Borrower or of any lessee, operator, concessionaire or licensee of Borrower in the conduct of its business, and by the execution of this Note, Borrower agrees to indemnify, defend, and hold Lender harmless from and against any and all damages, costs, expenses and liability that may be incurred by Lender as a result of a claim that Lender is such partner, joint venturer, agent or associate.

     10.4 This Note has been made and delivered at Chicago, Illinois and all funds disbursed to or for the benefit of Borrower will be disbursed in Chicago, Illinois.

     10.5 If this Note is executed by more than one party, the obligations and liabilities of each Borrower under this Note shall be joint and several and shall be binding upon and enforceable against each Borrower and their respective successors and assigns. This Note shall inure to the benefit of and may be enforced by Lender and its successors and assigns.

     10.6 If any provision of this Note is deemed to be invalid by reason of the operation of law, or by reason of the interpretation placed thereon by any administrative agency or any court, Borrower and Lender shall negotiate an equitable adjustment in the provisions of the same in order to effect, to the maximum extent permitted by law, the purpose of this and the validity and enforceability of the remaining provisions, or portions or applications thereof, shall not be affected thereby and shall remain in full force and effect.

     10.7 If the interest provisions herein or in any of the Loan Documents shall result, at any time during the Loan, in an effective rate of interest which, for any month, exceeds the limit of usury or other laws applicable to the Loan, all sums in excess of those lawfully collectible as interest of the period in question shall, without further agreement or notice between or by any party hereto, be applied upon principal immediately upon receipt of such monies by Lender, with the same force and effect as though the payer has specifically designated such extra sums to be so applied to principal and Lender had agreed to accept such extra payment(s) as a premium-free prepayment. Notwithstanding the foregoing, however, Lender may at any time and from time to time elect by notice in writing to Borrower to reduce or limit the collection to such sums which, when added to the said first-stated interest, shall not result in any payments toward principal in accordance with the requirements of the preceding sentence. In no event shall any agreed to or actual exaction as consideration for this Loan transcend the


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     limits imposed or provided by the law applicable to this transaction or the makers hereof in the jurisdiction in which the Property are located for the use or detention of money or for forbearance in seeking its collection.

          10.8 Lender may at any time assign its rights in this Note and the Loan Documents, or any part thereof and transfer its rights in any or all of the collateral, and Lender thereafter shall be relieved from all liability with respect to such collateral. In addition, Lender may at any time sell one or more participations in the Note. Borrower may not assign its interest in this Note, or any other agreement with Lender or any portion thereof, either voluntarily or by operation of law, without the prior written consent of Lender.

     11. NOTICES. All notices required under this Note will be in writing and will be transmitted in the manner and to the addresses or facsimile numbers required by the Deed of Trust, or to such other addresses or facsimile numbers as Lender and Borrower may specify from time to time in writing.

     12. CONSENT TO JURISDICTION. TO INDUCE LENDER TO ACCEPT THIS NOTE, BORROWER IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF OR RELATED TO THIS NOTE WILL BE LITIGATED IN COURTS HAVING SITUS IN CHICAGO, ILLINOIS. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY COURT LOCATED WITHIN CHICAGO, ILLINOIS, WAIVES PERSONAL SERVICE OF PROCESS UPON BORROWER, AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO BORROWER AT THE ADDRESS STATED IN THE DEED OF TRUST AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT.

     13. WAIVER OF JURY TRIAL. BORROWER AND LENDER (BY ACCEPTANCE OF THIS NOTE), HAVING BEEN REPRESENTED BY COUNSEL, EACH KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (A) UNDER THIS NOTE OR ANY RELATED AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THIS NOTE OR (B) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS NOTE, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. BORROWER AGREES THAT IT WILL NOT ASSERT ANY CLAIM AGAINST LENDER ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.


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     14. Partial Guaranty Loan.

          14.1 Subject to the terms of Section 14.2 below, this Note is payable only out of the property specifically described in the Deed of Trust and the other Loan Documents, by the enforcement of the provisions contained in the Loan Documents and out of any other property, security or guaranties given for the Loan and accordingly:

               (a) No personal liability shall be asserted or be enforceable against Borrower, its partners, officers or members, as applicable, or against its successors or assigns because of or in respect of this Note, or the making, issue or transfer hereof, all such liability, if any, being expressly waived by the Lender;

               (b) In case of default in the payment of this Note, the sole remedies of the Lender shall be (i) foreclosure of the Deed of Trust in accordance with the terms and provisions thereof, (ii) enforcement of the other Loan Documents, and (iii) enforcement of or realization upon any other property and security given for the Loan, if any;

               (c) Nothing herein contained shall be deemed a waiver by the Lender of any right which the Lender may have pursuant to Sections 506(a), 506(b), and 1111 (b) or any other provision of the Bankruptcy Code of the United States to file a claim for the full amount of the Loan or to require that all collateral or security for the Loan shall continue to secure the entire amount of the Loan in accordance with the Loan Documents; and

               (d) Nothing herein contained shall affect or impair the liability or obligation of any guarantor, co-maker or other person who by separate instrument shall be or become liable upon or obligated for any of the Loan or any of the covenants or agreements contained in the Loan Documents.

          14.2 Notwithstanding the provisions of subparagraph 14.1 above, Borrower and Guarantor shall at all times that any amounts remain outstanding under this Note have joint and several liability for payment of the following amounts:

               (a) all amounts due and owing by Borrower under the Note and the Loan Documents if (i) there is fraud by Borrower, its partners, shareholders, members, officers or directors, as the case may be, or any Guarantor with respect to the Loan, (ii) a transfer or lien in violation of Paragraph 15 or 16 of the Deed of Trust occurs, (iii) Borrower contests, delays or otherwise hinders any action taken by the Lender in connection with the appointment of a receiver for the Property or the foreclosure of the liens, mortgages or other security interests created by any of the Loan Documents, or (iv) Borrower voluntarily files for bankruptcy or is involuntarily placed into bankruptcy by Guarantor or any member in Borrower or any representative of Borrower or any such party, and such involuntary bankruptcy is not dismissed within sixty (60) days after the filing thereof; and

               (b) the Additional Liabilities (as hereinafter defined) without regard to the limitation of liability set forth above, which amount shall be due and payable to the Lender on demand. As used herein, the "Additional Liabilities" shall mean an amount equal to the sum of the following;

                    (i) all expenses and costs incurred by or on behalf of the
               Lender (including, without limitation, expenses and reasonable attorneys' fees) in enforcing the rights and remedies of the Lender under this section, together with all interest calculated at the Default Rate until paid on all amounts owed by the Guarantor which accrues from and after the date the Lender's demand for payment is delivered to the Guarantor;

                    (ii) all damages, expenses or costs suffered or incurred by the Lender as a result of any material misrepresentation in any of the Loan Documents;

                    (iii) all damages, expenses or costs suffered or incurred by the Lender as a result of physical waste with respect to any portion of the Property;

                    (iv) all damages, expenses or costs suffered or incurred by the Lender as a result of the removal or disposal of any property in which the Lender has a security interest in violation of the terms and conditions of the Loan Documents;

                    (v) all damages, expenses or costs suffered or incurred by the Lender as a result of claims for compensation asserted by any real estate broker not employed by the Lender or as a result of any such broker's liens on the Property or mechanic's or materialmen's liens not expressly permitted or contested under the Deed of Trust;

                    (vi) all damages, expenses or costs suffered or incurred by the Lender as a result of the application of any insurance proceeds or condemnation awards (to the full extent of such proceeds or awards) not permitted by the Deed of Trust or the failure of Borrower to maintain the insurance coverages required by the Deed of Trust;

                    (vii) all revenues received by or on behalf of Borrower from the operation or ownership of the Property after the Lender has notified Borrower of a Default under any of the provisions of the Loan Documents, less only that portion of such revenues which is
               (A) actually used by Borrower to operate the Property in the ordinary course of business and such use is in accordance with an operating budget approved by the Lender or otherwise approved in writing by the Lender or (B) paid to the Lender;

                    (viii) all security deposits provided for in any leases for any part of the Property (together with interest thereon to the extent that interest is payable under such leases) which are not
               (A) used in the ordinary course of business in accordance with the terms of such leases to cure defaults by tenants depositing the same, (B) returned to tenants in accordance with the terms of the leases, or (C) paid over to the Lender, and all lease termination fees payable for terminating any such leases which are not paid jointly to Borrower and the Lender or otherwise applied as provided in the Loan Documents;

                    (ix) all damages, expenses or costs suffered or incurred by
               Lender as a result of the Environmental Indemnity Agreement from Borrower and Guarantor of even date herewith;

                    (x) all damages, expenses or costs suffered or incurred by
               Lender as a result of non-payment of real estate taxes; and/or

                    (xi) all damages, expenses or costs suffered or incurred by
               Lender as a result of misappropriation of rental payments paid more than one month in advance.

     15. CUSTOMER IDENTIFICATION - USA PATRIOT ACT NOTICE; OFAC AND BANK SECRECY ACT. Lender hereby notifies Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the "ACT"), and Lender's policies and practices, Lender is required to obtain, verify and record certain information and documentation that identifies Borrower, which information includes the name and address of Borrower and such other information that will allow Lender to identify Borrower in accordance with the Act. In addition, Borrower shall (a) ensure that no person who owns a controlling interest in or otherwise controls Borrower or any subsidiary of Borrower is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control ("OFAC"), the Department of the Treasury or included in any Executive Orders, (b) not use or permit the use of the proceeds of the Loan to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (c) comply, and cause any of its subsidiaries to comply, with all applicable Bank Secrecy Act ("BSA") laws and regulations, as amended.

     16. EXPENSES AND INDEMNIFICATION. Borrower shall pay all costs and expenses in connection with the preparation of this Note and the Loan Documents, including, without limitation, reasonable attorneys' fees and time charges of attorneys who may be employees of Lender or any affiliate or parent of Lender. Borrower shall pay any and all stamp and other taxes, UCC search fees, filing fees and other costs and expenses in connection with the execution and delivery of this Note and the other instruments and documents to be delivered hereunder, and agrees to save Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such costs and expenses. Borrower also agrees to defend (with counsel satisfactory to Lender), protect, indemnify and hold harmless Lender, any parent corporation, affiliated corporation or subsidiary of Lender, and each of their respective officers, directors, employees, attorneys and agents (each an "INDEMNIFIED PARTY") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and distributions of any kind or nature (including, without limitation, the disbursements and the reasonable fees of counsel for each Indemnified Party thereto, which shall also include, without limitation, attorneys' fees and time charges of attorneys who may be employees of Lender, any parent corporation or affiliated corporation of Lender), which may be imposed on, incurred by, or asserted against, any Indemnified Party (whether direct, indirect or consequential and whether based on any federal, state or local laws or regulations, including, without limitation, securities, environmental laws and commercial laws and regulations, under common law or in equity, or based on contract or otherwise) in any manner relating to or arising out of this Note or any of the Loan Documents, or any act, event or transaction related or attendant thereto, the preparation, execution and delivery of this Note and the Loan Documents, the making or issuance and management of the Loan, the use or intended use of the proceeds of this Note and the enforcement of Lender's rights and remedies under this Note, the Loan Documents any other instruments and documents delivered hereunder, or under any other agreement between Borrower and Lender; provided, however, that Borrower shall not have any obligations hereunder to any Indemnified Party with respect to matters caused by or resulting from the willful misconduct or gross negligence of such Indemnified Party. To the extent that the undertaking to indemnify set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrower shall satisfy such undertaking to the maximum extent permitted by applicable law. Any liability, obligation, loss, damage, penalty, cost or expense covered by this indemnity shall be paid to each Indemnified Party on demand, and failing prompt payment, together with interest thereon at the Default Rate from the date incurred by each Indemnified Party until paid by Borrower, shall be added to the obligations of Borrower evidenced by this Note and secured by the collateral securing this Note. The provisions of this section shall survive the satisfaction and payment of this Note.

     17. DEBT SERVICE COVERAGE REQUIREMENT. Within forty-five (45) days after each Calculation Date Borrower shall submit to Lender a detailed calculation of the Debt Service Coverage for such calendar quarter certified as being true and correct by an officer of Borrower (a "DSC CERTIFICATE"), in a form reasonably acceptable to Lender. Lender shall have the right to adjust any calculation by Borrower of Debt Service Coverage so as to correct such calculation or render such calculation in compliance with the provisions of this Section 17. An Event of Default shall occur if either (i) Borrower shall fail to deliver the DSC Certificate as required above, or (ii) if the Debt Service Coverage is less than the Minimum Debt Service Coverage for any Calculation Period (a "DSC DEFAULT"); provided that Borrower may cure a DSC Default by repaying such portion of the principal balance of the Loan as is necessary to cause the Debt Service Coverage to be not less than the Minimum Debt Service Coverage. During the existence of a DSC Default, not later than fifteen (15) days following the end of each calendar month Borrower shall pay to Lender all monthly Net Operating Income (calculated based on actual Operating Expenses with no imputed or minimum Operating Expenses included for purpose of such calculation) available after payment of amounts due and payable pursuant to the Loan Documents, to be applied as set forth in the Lockbox Agreement, and shall with each such payment deliver a statement setting forth a detailed calculation of monthly Net Operating Income certified by an officer of Borrower. For the purposes hereof, the following terms shall have the meanings set forth below:

     ASSUMED DEBT SERVICE: On a per annum basis, the product obtained by multiplying the outstanding principal balance of the Loan and the Mezzanine Loan as of the Calculation Date by the loan constant derived by applying a thirty
(30) year amortization schedule to the outstanding principal balance of the Loan using an interest rate equal to the yield per annum as of the date of such calculation of the greater of (x) eight percent (8%) per annum, or (y) the "on the run" U.S.

Government T-Notes maturing approximately ten (10) years after the Calculation Date (determined in good faith by Lender), plus two and one-half percent (2.50%) per annum, or (z) the actual blended rate of interest payable with respect to the Loan and the Mezzanine Loan.

     CALCULATION DATE: The last day of each Calculation Period.

     CALCULATION PERIOD: Any calendar quarter commencing on or after January 1, 2006 (For example, the first Calculation Period would consist of January, February and March, 2006; the second Calculation Period would consist of April, May and June, 2006 and so on).

     DEBT SERVICE COVERAGE: With respect to each Calculation Period, the amount calculated by dividing Net Operating Income for such period by Assumed Debt Service for such period.

     GROSS REVENUES: For any period, all revenues of Borrower, determined in accordance with sound accounting practices related to the real estate industry (excluding any straight-line adjustments to rent and with free rent not counted as revenues), derived from leases entered approved by Lender or entered into in accordance with the terms of the Loan Documents with Tenants in occupancy and paying rent under their respective leases, as all such revenues are verified in a sworn statement of Borrower delivered to Lender together with all necessary supporting documentation reasonably requested by Lender; provided, however, that in no event shall Gross Revenues include (i) any gain arising from any write-up of assets; (ii) any loan proceeds, (iii) proceeds or payments under insurance policies (except that proceeds of business interruption insurance covering the Project shall be included in Gross Revenues); (iv) gross receipts of licensees, concessionaires or similar third parties; (v) condemnation proceeds or sales proceeds in lieu of and/or under threat of condemnation; (vi) any security deposits received from tenants in the Project, unless and until the same are applied to rent or other obligations in accordance with the tenant's lease; or
(vii) any other extraordinary non-recurring items, in Lender's reasonable discretion.

     MEZZANINE LOAN: That certain mezzanine loan of even date herewith made by Lender to Borrower in the original principal amount of $3,000,000.00.

     MINIMUM DEBT SERVICE COVERAGE: Shall initially mean 1.00 and shall be increased to 1.20 on the earlier to occur of (x) the Calculation Period immediately following the initial Calculation Period for which the Debt Service Coverage equals or exceeds 1.20, and (y) the initial Calculation Period commencing during the Extension Period.

     NET OPERATING INCOME: For any period, the amount by which Gross Revenues for such period exceed Operating Expenses for such period.

     OPERATING EXPENSES: For any period, without duplication, the actual costs and expenses of owning, operating, managing, repairing and maintaining the Project during such period incurred by Borrower, including, without limitation, real estate taxes; insurance premiums and utility costs, but using the following adjustments: management fees shall be calculated at a rate equal to the greater of three percent (3%) of gross revenues or the actual management fees for such period; assumed reserves shall be included in Operating Expenses in the amount of $0.25 per square foot of net rentable space in the Project per annum for capital expenditures, leasing expenses and non-recoverable tenant improvement costs; provided, however, that Operating

Expenses shall exclude (i) interest or principal due on the Loan, (ii) any fees paid to Lender in connection with the Loan, (iii) capital expenditures other than the reserve amount set forth above, or (iv) depreciation, amortization and other non-cash items. For the purpose of calculating Operating Expenses hereunder, those Operating Expenses that are paid by Borrower on an irregular basis during the calendar year, including real estate taxes and insurance, shall be annualized and deemed expended in equal monthly installments throughout the calendar year.

     18. CASH DISTRIBUTION. Borrower shall not make any distributions to partners, members or shareholders; provided that so long as (i) no Event of Default exists, (ii) Debt Service Coverage for each of the two most recent Calculation Periods equals or exceeds 1.25, and (iii) Borrower is not obligated to pay excess Net Operating Income to Lender pursuant to Section 17 above, Borrower may distribute monthly Net Excess Cash Flow remaining after principal and interest payments and payment of any required deposits due to Lender under the Loan Documents (and pursuant to the documents evidencing and securing the Mezzanine Loan) for such month. The failure of Borrower to comply with the provisions of this Section 18 shall constitute an Event of Default.

     19. LOCKBOX ARRANGEMENT. Pursuant to the Lockbox Agreement, upon the occurrence of a Trigger Event (as defined in the Lockbox Agreement), Borrower shall direct all tenants under leases of space in the Property to make all payments due to Lender directly to a post office box (the "LOCKBOX") designated by, and under the exclusive control of, Lender. Pursuant to the Lockbox Agreement, Borrower shall establish the Lockbox and an account (the "LOCKBOX ACCOUNT") in Borrower's name with Lender into which all payments received in the Lockbox shall be deposited, and into which Borrower will immediately deposit all payments received by Borrower in the identical form in which such payments were made, whether by cash or check. If Borrower, a subsidiary or any director, officer, employee, agent or Borrower or any subsidiary, or any other person acting for or in concert with Borrower shall receive any monies, checks, notes, drafts or other payments relating to or as proceeds of Property, Borrower and each such person shall receive all such items in trust for, and as the sole and exclusive property of, Lender and, immediately upon receipt thereof, shall remit the same (or cause the same to be remitted) in kind to the Lockbox Account. Borrower agrees that all payments made to such Lockbox and Lockbox Account or otherwise received by Lender, whether in respect of the accounts or as proceeds of other collateral or otherwise, will be applied as set forth in the Lockbox Agreement. Borrower agrees to pay all fees, costs and expenses which Lender incurs in connection with opening and maintaining the Lockbox and the Lockbox Account and depositing for collection by Lender any check or other item of payment received by Lender on account of the indebtedness evidenced by this Note. All of such fees, costs and expenses shall constitute indebtedness evidenced by this Note, shall be payable to Lender by Borrower upon demand, and, until paid, shall bear interest at the Default Rate. All checks, drafts, instruments and other items of payment or proceeds shall be endorsed by Borrower to Lender, and, if that endorsement of any such item shall not be made for any reason, Lender is hereby irrevocably authorized to endorse the same on Borrower's behalf. For the purpose of this section, Borrower irrevocably hereby makes, constitutes and appoints Lender (and all persons designated by Lender for that purpose) as Borrower's true and lawful attorney and agent-in-fact (i) to endorse Borrower's name upon such items of payment and/or proceeds and any document, instrument, invoice or similar document or agreement relating to any account of Borrower or goods pertaining thereto; (ii) to take control in any manner of any item of payment or proceeds thereof;

and (iii) to have access to any lock box or postal box into which any of Borrower's mail is deposited, and open and process all mail addressed to Borrower and deposited therein.

     20. USE OF LOAN PROCEEDS. The proceeds of the Loan and the Mezzanine Loan shall be used by Borrower for the purposes set forth in EXHIBIT B attached hereto.

                  [BALANCE OF PAGE INTENTIONALLY LEFT BLANK -
                            SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, Borrower has executed and delivered this Note as of the day and year first written above.

                                        BORROWER:

                                        NNN EXECUTIVE CENTER, LLC, a Delaware
                                        limited liability company

                                        By: Triple Net Properties, LLC, a
                                            Virginia limited liability company,
                                            its sole manager


                                        By: /s/ LOUIS ROGERS
                                            ------------------------------------
                                        Name: LOUIS ROGERS
                                        Its: PRESIDENT


                                        NNN EXECUTIVE CENTER 1, LLC, a Delaware
                                        limited liability company

                                        By: Triple Net Properties, LLC, a
                                            Virginia limited liability company,
                                            its Vice President


                                        By: /s/ LOUIS ROGERS
                                            ------------------------------------
                                        Name: LOUIS ROGERS
                                        Its: PRESIDENT


                                        NNN EXECUTIVE CENTER 2, LLC, a Delaware
                                        limited liability company

                                        By: Triple Net Properties, LLC, a
                                            Virginia limited liability company,
                                            its Vice President


                                        By: /s/ LOUIS ROGERS
                                            ------------------------------------
                                        Name: LOUIS ROGERS
                                        Its: PRESIDENT


                                        NNN EXECUTIVE CENTER 3, LLC, a Delaware
                                        limited liability company

                                        By: Triple Net Properties, LLC, a
                                            Virginia limited liability company,
                                            its Vice President


                                        By: /s/ LOUIS ROGERS
                                            ------------------------------------
                                        Name: LOUIS ROGERS
                                        Its: PRESIDENT

                                       NNN EXECUTIVE CENTER 4, LLC, a Delaware
                                       limited liability company

                                       By: Triple Net Properties, LLC,
                                           a Virginia limited liability company,
                                           its Vice President


                                       By: /s/ LOUIS ROGERS
                                           -------------------------------------
                                       Name: LOUIS ROGERS
                                       Its: PRESIDENT


                                       NNN EXECUTIVE CENTER 5, LLC,
                                       a Delaware limited liability company

                                       By: Triple Net Properties, LLC,
                                           a Virginia limited liability company,
                                           its Vice President


                                       By: /s/ LOUIS ROGERS
                                           -------------------------------------
                                       Name: LOUIS ROGERS
                                       Its: PRESIDENT


                                       NNN EXECUTIVE CENTER 6, LLC,
                                       a Delaware limited liability company

                                       By: Triple Net Properties, LLC,
                                           a Virginia limited liability company,
                                           its Vice President


                                       By: /s/ LOUIS ROGERS
                                           -------------------------------------
                                       Name: LOUIS ROGERS
                                       Its: PRESIDENT


                                       NNN EXECUTIVE CENTER 7, LLC, a Delaware
                                       limited liability company,

                                       By: Triple Net Properties, LLC,
                                           a Virginia limited liability company,
                                           its Vice President


                                       By: /s/ LOUIS ROGERS
                                           -------------------------------------
                                       Name: LOUIS ROGERS
                                       Its: PRESIDENT

                                       NNN EXECUTIVE CENTER 8, LLC,
                                       a Delaware limited liability company

                                       By: Triple Net Properties, LLC,
                                           a Virginia limited liability company,
                                           its Vice President


                                       By: /s/ LOUIS ROGERS
                                           -------------------------------------
                                       Name: LOUIS ROGERS
                                       Its: PRESIDENT


                                       NNN EXECUTIVE CENTER 9, LLC,
                                       a Delaware limited liability company

                                       By: Triple Net Properties, LLC,
                                           a Virginia limited liability company,
                                           its Vice President


                                       By: /s/ LOUIS ROGERS
                                           -------------------------------------
                                       Name: LOUIS ROGERS
                                       Its: PRESIDENT


                                       NNN EXECUTIVE CENTER 10, LLC,
                                       a Delaware limited liability company

                                       By: Triple Net Properties, LLC,
                                           a Virginia limited liability company,
                                           its Vice President


                                       By: /s/ LOUIS ROGERS
                                           -------------------------------------
                                       Name: LOUIS ROGERS
                                       Its: PRESIDENT


                                       NNN EXECUTIVE CENTER 11, LLC,
                                       a Delaware limited liability company

                                       By: Triple Net Properties, LLC,
                                           a Virginia limited liability company,
                                           its Vice President


                                       By: /s/ LOUIS ROGERS
                                           -------------------------------------
                                       Name: LOUIS ROGERS
                                       Its: PRESIDENT

                                       NNN EXECUTIVE CENTER 12, LLC,
                                       a Delaware limited liability company

                                       By: Triple Net Properties, LLC,
                                           a Virginia limited liability company,
                                           its Vice President


                                       By: /s/ LOUIS ROGERS
                                           -------------------------------------
                                       Name: LOUIS ROGERS
                                       Its: PRESIDENT


                                       NNN EXECUTIVE CENTER 13, LLC,
                                       a Delaware limited liability company

                                       By: Triple Net Properties, LLC,
                                           a Virginia limited liability company,
                                           its Vice President


                                       By: /s/ LOUIS ROGERS
                                           -------------------------------------
                                       Name: LOUIS ROGERS
                                       Its: PRESIDENT


                                       NNN EXECUTIVE CENTER 15, LLC,
                                       a Delaware limited liability company

                                       By: Triple Net Properties, LLC,
                                           a Virginia limited liability company,
                                           its Vice President


                                       By: /s/ LOUIS ROGERS
                                           -------------------------------------
                                       Name: LOUIS ROGERS
                                       Its: PRESIDENT


                                       NNN EXECUTIVE CENTER 16, LLC,
                                       a Delaware limited liability company

                                       By: Triple Net Properties, LLC,
                                           a Virginia limited liability company,
                                           its Vice President


                                       By: /s/ LOUIS ROGERS
                                           -------------------------------------
                                       Name: LOUIS ROGERS
                                       Its: PRESIDENT

                                        NNN EXECUTIVE CENTER II AND III 2003,
                                        LP, a Texas limited partnership

                                        By: NNN Executive Center II and III GP,
                                            LLC, a Delaware limited liability
                                            company, its sole general partner

                                        By: Triple Net Properties, LLC,
                                            a Virginia limited liability
                                            company, its sole manager


                                        By: /s/ LOUIS ROGERS
                                            ------------------------------------
                                        Name: LOUIS ROGERS
                                        Its: PRESIDENT

                                     JOINDER

     The undersigned joins in the execution and delivery of this Note solely for the purpose of joining in the obligations described in paragraph 14.2 thereof and except as specifically described therein, the undersigned has no obligations under this Note.

                                        GUARANTOR:

                                        TRIPLE NET PROPERTIES, LLC, a Virginia
                                        limited liability company


                                        By: /s/ LOUIS ROGERS
                                            ------------------------------------
                                        Name: LOUIS ROGERS
                                        Its: PRESIDENT


                                        /s/ Anthony W. Thompson
                                        ----------------------------------------
                                        Name: Anthony W. Thompson

                                    EXHIBIT A

                              ADDITIONAL BORROWERS

                           NNN Executive Center 1, LLC
                           NNN Executive Center 2, LLC
                           NNN Executive Center 3, LLC
                           NNN Executive Center 4, LLC
                           NNN Executive Center 5, LLC
                           NNN Executive Center 6, LLC
                           NNN Executive Center 7, LLC
                           NNN Executive Center 8, LLC
                           NNN Executive Center 9, LLC
                          NNN Executive Center 10, LLC
                          NNN Executive Center 11, LLC
                          NNN Executive Center 12, LLC
                          NNN Executive Center 13, LLC
                          NNN Executive Center 15, LLC
                          NNN Executive Center 16, LLC
                    NNN Executive Center II and III 2003, LP

                                    EXHIBIT B

                              USE OF LOAN PROCEEDS

                            EXECUTIVE CENTER II & III

                                                       TOTAL
                                                      COST/SF
                                                      -------
Total SF                                    368,305    $79.83

                                                         %      $/SF
                                                      ------   ------
SOURCES
Senior Loan                             $13,000,000     44.2%  $35.30
Mezzanine Loan                            3,000,000     10.2%  $ 8.15
Initial Equity                           10,033,000     34.1%   27.24
Additional Equity                         3,368,102     11.5%    9.14
                                        -----------    -----   ------
TOTAL SOURCES                           $29,401,102    100.0%  $79.83
                                        ===========    =====   ======

                                                         %      $/SF
                                                      ------   ------
USES
Current LBNA loan balance
   ($14.95MM original amount)           $14,567,000     49.5%  $39.55
Residual Equity (net of debt) from
   the Purchase Price ($24.6MM)          10,033,000     34.1%  $27.24
Elevator Upgrade
   (to be completed in 4Q06)                365,000      1.2%  $ 0.99

LEASING COSTS
   Tenant Improvements ($8.00/$20.00)   $ 1,966,528      6.7%    5.34
   Leasing Commissions (5.75%)            1,779,574      6.1%    4.83
                                        -----------   ------   ------
TOTAL LEASING COSTS                       3,746,102     12.7%   10.17
                                        ===========   ======   ======

FINANCING COSTS
   Loan Fees                            $   240,000      0.8%    0.65
   Interest Reserve                         450,000      1.5%    1.22
                                        -----------   ------   ------
TOTAL FINANCE COSTS                         690,000      2.3%    1.87
                                        -----------   ------   ------
TOTAL USES                              $29,401,102   100.00%   79.83
                                        ===========   ======   ======


                                      A-1